UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

ACHIEVE LIFE SCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	033-80623	95-4343413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22722 29th Drive SE, Suite 100 Bothell, WA		98021
1040 West Georgia, Suite 1030 Vancouver, BC, Canada		V6E 4H1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 210-2217

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	ACHV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 26, 2025, Achieve Life Sciences, Inc. (“Achieve”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citizens JMP Securities, LLC and Raymond James & Associates, Inc., as representatives of the underwriters named therein (the “Underwriters”), pursuant to which Achieve agreed to issue and sell to the Underwriters (i) 15,000,000 shares of its common stock (the “Shares”) and (ii) accompanying common warrants (the “Accompanying Warrants”) to purchase up to 15,000,000 shares of its common stock (the “Warrant Shares”) (or pre-funded warrants to purchase shares of its common stock in lieu thereof (the “Pre-Funded Warrants”)) (such issuance and sale of securities, the “Offering”).

The Shares and Accompanying Warrants were sold collectively at the public offering price of $3.00 per Share and Accompanying Warrant, less underwriting discounts and commissions. Pursuant to the Underwriting Agreement, Achieve has also granted the Underwriters a 30-day option to purchase up to an additional 2,250,000 Shares and/or up to an additional 2,250,000 Accompanying Warrants at the same public offering price per Share and Accompanying Warrant, less underwriting discounts and commissions.

Each Accompanying Warrant will be exercisable, at the purchaser’s election, for either Warrant Shares at an exercise price of $3.00 per share or for Pre-Funded Warrants at an exercise price of $2.999 per Pre-Funded Warrant. The Accompanying Warrants are exercisable any time after the date of issuance, subject to certain ownership limitations, and will expire on the fifth anniversary of the date of issuance. A holder of Accompanying Warrants may not exercise the warrant if the holder, together with its affiliates, would beneficially own more than 9.99% (the “Warrant Ownership Limitation”) of the number of shares of Achieve’s common stock outstanding immediately after giving effect to such exercise. The Pre-Funded Warrants have an exercise price of $0.001 per share, will be immediately exercisable subject to certain ownership limitations, and have no expiration. A holder of Pre-Funded Warrants may not exercise the warrant if the holder, together with its affiliates, would beneficially own more than 9.99% (the “Pre-Funded Warrant Ownership Limitation” and, together with the Warrant Ownership Limitation, the “Ownership Limitation”) of the number of shares of Achieve’s common stock outstanding immediately after giving effect to such exercise. A holder of Accompanying Warrants and Pre-Funded Warrants may increase or decrease the Ownership Limitation by providing at least 61 days’ prior notice to Achieve.

The Underwriting Agreement contains customary representations, warranties and covenants, conditions to closing, termination provisions and indemnification obligations, including for liabilities under the Securities Act of 1933, as amended.

The Offering is being made pursuant to the shelf registration statement on Form S-3 (File No. 333-280585) that was filed by Achieve with the Securities and Exchange Commission (“SEC”) on June 28, 2024, and declared effective by the SEC on July 8, 2024, and a related prospectus supplement.

Achieve estimates that net proceeds from the Offering will be approximately $41.3 million, after deducting underwriting discounts and commissions and estimated Offering expenses, and assuming no exercise of the Underwriters’ option to purchase additional Shares and/or Accompanying Warrants. Achieve expects the Offering to close on June 30, 2025, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. The form of Accompanying Warrant (to which the form of Pre-Funded Warrant is an exhibit) is filed as Exhibit 4.1 to this Current Report on Form 8-K, and the foregoing description of the terms of the Accompanying Warrants and Pre-Funded Warrants is qualified in its entirety by reference to such exhibit. A copy of the opinion of Fenwick & West LLP, relating to the validity of the securities to be issued and sold in the Offering, is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 8.01 Other Events.

On June 26, 2025, Achieve issued a press release announcing that it had commenced the Offering. On June 26, 2025, Achieve issued a press release announcing that it had priced the Offering. Copies of these press releases are attached as Exhibits 99.1 and 99.2 hereto, respectively, and the information contained therein is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 26, 2025

4.1	Form of Warrant

5.1	Opinion of Fenwick & West LLP

23.1	Consent of Fenwick & West LLP (included in Exhibit 5.1)

99.1	Press Release, dated June 26, 2025

99.2	Press Release, dated June 26, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the expected closing date, net proceeds of the Offering and the anticipated use of proceeds of the Offering, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in Achieve’s filings with the SEC, including its Quarterly Report on Form 10-Q for the three months ended March 31, 2025, filed with the SEC on May 13, 2025, the prospectus supplement related to the Offering, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect Achieve’s results of operations, which would, in turn, have a significant and adverse impact on Achieve’s stock price. Achieve cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Achieve undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Achieve Life Sciences, Inc..
Date: June 27, 2025	/s/ Mark Oki
Mark Oki Chief Financial Officer